              No. ZB5202201100000013

SHANGHAI PUDONG DEVELOPMENT BANK

Contract of Guarantee of Maximum Amount

Contract of Guarantee of Maximum Amount

Guarantor: Zhejiang Changxing Chisen XingGuangYuan Co., Ltd.

Lender: Shanghai Pudong Development Bank Huzhou Sub-branch

Whereas:

In order to ensure that the Borrower would fulfill all of its lender’s rights under the master contract (refer to Article 7 herein) in time and guarantees the realization of lender’s rights by the Lender, the Guarantor is willing to undertake guarantee liabilities against all debts of the Borrower under the master contract.

In order to clarify the respective rights and lender’s rights of both parties, through negotiation, the Guarantor and the Borrower hereby conclude this Contract and promise to abide by it.

Article 1   Guaranteed Principal Lender’s rights

The principal lender’s rights guaranteed under this Contract are shown in Article 7 herein.

Article 2   Liabilities of Guarantee

1.	Scope of guarantee

In addition to the principal lender’s rights, the guarantee herein also applies to the interest thereon (including interest, penalty interest and compound interest), penalty, liquidated damages, handling charges as well as other expenses arising on the execution or performance of this Contract, the expenses accrued to the Lender for realizing guarantee rights and lender’s rights (including but not limited to disposing expenses, taxes, legal costs, auction expenses, attorney fee and travel expenses), and the guarantee money that fails to be supplemented as required by the Lender after the master contract enters into effect.

2.	Method of guarantee

The guarantee herein is joint and several.

The Guarantor acknowledges that where the Borrower fails to perform its debt under the master contract, no matter whether the Lender owns any other guarantee (including but not limited to guarantee, mortgage and pledge) against the lender’s rights under the master contract, the Lender is entitled to require the Guarantor to undertake its guarantee liability within the said scope of guarantee, with no lender’s right to require any other guarantor to perform their guarantee liabilities first.

The Guarantor hereby waives the defense of first enforcing the security for things provided by the Borrower.

3.	Period of guarantee

The period of guarantee shall be calculated separately for each lender’s rights of the Lender against the Borrower. The period of guarantee for each lender’s right shall be from the date of expiration of each lender’s rights till two years after the date of expiration of the lender’s right.

The Guarantor shall bear guarantee liability respectively for repayment lender’s rights in installments under each contract during period of occurrence of the lender’s rights. The period of guarantee for each lender’s right shall be from the date of expiration of each debt till two years after the date of expiration of the last installment.

“Due” and “expiration” under this Contract includes the circumstance under which the Lender announces mature ahead of time.

Where the principal lender’s rights announced mature ahead of time are all or partial lender’s rights during the period of occurrence of lender’s rights, the date of maturity announced shall be the date of maturity of the said all or partial lender’s rights and the period of occurrence of lender’s rights is mature at the same time.

Where the Lender and the Borrower conclude a renewal agreement to prolong the period of debt, the period of guarantee shall remain till two years after the period of debt under the renewal agreement. Renewal need not be consented by the Guarantor, however, the Guarantor shall still undertake joint and several guarantee liabilities.

4.	Amendment of master contract

Neither forbearance or delay in repayment granted by the Lender to the Borrower nor any amendment, change or substitution of any terms of the master contract will in any way affect the rights and interests of the Lender under this Contract. Any of the said circumstances will be deemed as having been consented by the Guarantor and the guarantee liability of the Guarantor will not be relieved.

Where the Lender issuance letter of credit, bank guarantee or standby letter of credit for the benefit of the Borrower in accordance with the master contract, any amendment to the said letter of credit, bank guarantee or standby letter of credit made by and between the Lender and the Borrower need neither be approved by the Guarantor nor be otherwise informed to the Guarantor. Such amendment will be deemed as having been consented by the Guarantor and the guarantee liability of the Guarantor will not be relieved.

Article 3   Statements and Guarantees

The Guarantor hereby makes the following statements and guarantees to the Lender:

(1)	The Guarantor is an independent legal entity, has all necessary legal capacities and is able to fulfill lender’s rights and undertake liabilities under this Contract on its own.

(2)
The Guarantor is entitled to execute this Contract and completes all authorization and approvals necessary for executing this Contract and fulfilling its lender’s rights under this Contract. All the terms of this Contract are the authenticity declaration of will of the Guarantor and binding upon the Guarantor.

(3)
The Guarantor promises to comply with laws. The execution and performance of this Contract is neither inconsistent with laws (including laws, regulations, rules, local regulations and judicial interpretation), articles of association, documents of relevant organs, judgments and rulings that the Guarantor must comply with nor in conflict with any contract or agreement executed by the Guarantor or any other lender’s right undertaken by the Guarantor.

(4)
The Guarantor guarantees that all of its financial statements (if any) comply with the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan), are authenticity and complete, and fairly represent the financial status of the Guarantor, and that all information and documents involved in this Contract are authenticity, effective, accurate and complete with no omission.

(5)	The Guarantor promises to complete filing, registration or other procedures necessary for the effectiveness and performance of this Contract and pay relevant taxes and expenses.

(6)	Since the issuance of the latest audited financial statement, no substantial adverse change has happened to the operation status or financial status of the Guarantor.

(7)	The Guarantor has disclosed to the Lender facts and status that the Guarantor knows or should know and are necessary for the Lender to determine whether to grant financing under the master contract.

(8)
On the date of the execution of this Contract and during the performance of this Contract, the Guarantor has not defaulted and will not default any wage, medical or disability allowance, pension or compensation.

(9)	The Guarantor suffers from no situation or fact which causes or may cause substantial adverse influence to the ability of the Guarantor to fulfill contract.

Article 4   Covenants

1.	Commitment of the Guarantor

(1)	The Guarantor promises that without obtaining the written consent of the Lender, the Guarantor will not engage in any of the following activities:

☐ Sell, gift, lease, lend, transfer, mortgage or otherwise dispose of all or substantial part of its major assets;

☐ Make substantial change in its operating system or company structure, including but not limited to contracting, leasing, joint venture, corporate restructuring, joint stock restructuring, equity transfer, consolidation (merger), joint investment (or cooperation), division, establishment of subsidiary, transfer of title and decrease in capital;

☐ Amend the Articles of Association of the company or change the scope of business or principal business;

☐ Provide guarantee for any third party, which causes substantial adverse influence to its financial status or ability of fulfilling the lender’s rights under this Contract;

☐ Apply for reconstruction, bankruptcy or dissolution; or

☐ Execute any contract/agreement or undertake any lender’s right which is substantially adverse to the ability of the Guarantor in fulfilling the lender’s rights under this Contract.

(2)
The Guarantor promises that when any of the following events occurs, the Guarantor will, on the date of the occurrence, inform the Lender of such event, and within five banking days as of the date of the occurrence, send the original of the said notice (if the Guarantor is a natural person, the notice shall be signed; otherwise, it shall be sealed) to the Lender:

☐ The occurrence of any event causes any of the statements and warranties of the Guarantor under this Contract to become inveracity or inaccurate;

☐ The Guarantor or its controlling shareholder, actual controller or connected person is involved in lawsuit or arbitration, or any of their assets are seized, closed down, frozen or enforced compulsorily or suffers from any other measure with equivalent effect, or its legal representative, director, supervisor or officer is involved in lawsuit, arbitration or any other compulsory measure;

☐ Any change happens to the legal representative or authorized representative, principal, chief financial officer, address, name or office of the Guarantor, or the Guarantor changes its domicile, habitual residence, working unit or name or leaves for another city for a long time or the Guarantor’s income reduces substantially; or

☐ The Guarantor is revoked by the competent authority or required to restructure or bankrupt by any other lender.

(3)
The Guarantor promises that during the execution and performance of this Contract, the Guarantor will provide relevant financial information or income certificate from time to time upon the requirement of the Lender.

(4)
Where the Lender issues letter of credit, bank guarantee or standby letter of credit for the benefit of the Borrower in accordance with the master contract, the Guarantor promises that when the Borrower fails to supplement (or supplement in advance) the guarantee money in full according to relevant requirements, the Guarantor shall bear joint and several liability to supplement the guarantee money. The supplement of guarantee money by the Guarantor shall not relieve the Guarantor of the guarantee liability of the Guarantor under this Contract. Any losses (including interest losses) occurred to the Guarantor when it supplements the guarantee money shall be borne by the Guarantor itself.

(5)	The Guarantor confirms that before the Borrower pays off all the debts under the master contract to the Lender, the Guarantor may not exercise recourse or any related right against the Borrower.

(6)
Where the Borrower repays all or part of its debts in advance or the Borrower only pays debts to the Lender, but such repayment in advance or solely is revoked, the Guarantor shall continue to undertake joint and several liabilities.

2.	Agreement on deduction

(1)	Where the Guarantor fails to pay any debts due or shall supplement the guarantee money fully, the Lender may directly deduct from any accounts of the Guarantor in Shanghai Pudong Development Bank.

(2)
Unless otherwise provided by relevant authorities, the money deducted shall be used to repay debts according to the following order of preference: (a) due expenses payable by the Guarantor and the Borrower; (b) interest due; and (c) principal due. Where several lender’s rights are due and unpaid, the order of preference shall be determined by the Lender.

(3)
Where the currency of money deducted is not the currency of repayment, the Lender is entitled to settle/purchase exchange according to the exchange rate determined by itself. The risks in connection with exchange rate shall be undertaken by the Guarantor.

3.	Certificate of lender’s rights

The valid credence of the lender’s rights guaranteed by the Guarantor is the accounting document issued and recorded by the Lender according to its own rules.

4.	Notices and service

(1)
Any notice under this Contract shall be sent to the address mentioned in the page of signature until and unless such address is changed through written notice. Any notice sent to the said address will be deemed as received on the following date: if by letter, the seventh banking day after delivery; if by hand, the date of receipt; if by fax or email, the date when the fax or email is delivered. However, all notices, requirements or communication sent or delivered to the Lender will be deemed as received when such notices, requirements or communication are received by the Lender. All notices or requirements sent to the Lender by fax or email must be confirmed by delivering the original (if the Guarantor is a natural person, it shall sign the original, otherwise, it shall be sealed) to the Lender by hand or postal.

(2)
The Guarantor agrees that any summons or notice will be deemed as received as long as they are delivered to the domicile stated in the page of signature herein. No change of such domicile is valid unless the Guarantor informs the Lender in writing in advance.

5.	Effectiveness, amendment and termination

(1)
This Contract enters into effect after being sealed by the Guarantor and the Lender and signed or sealed by the legal representative/principal or authorized representative of both parties (if the Guarantor is a natural person, this Contract shall be only signed by the natural person) and terminates when all the lender’s rights guaranteed under this Contract are settled.

(2)	This Contract is independent of the master contract. Its validity is not affected even if the master contract is invalid or revoked.

(3)
After this Contract enters into effect, no party is allowed to amend or terminate this Contract in advance without the consent of the other party. Both parties may conclude written agreement through negotiation to amend or terminate this Agreement.

Article 5   Events of Breach and Disposal

1.	Events of breach

Where any of the following circumstances occurs, the Guarantor constitutes breach of this Contract:

(1)
Any statement, acknowledgement or guarantee of the Guarantor under this Contract or any notice, authorization, approval, consent, certificate or any other document made under this Contract or in connection with this Contract is inaccurate or misleading, or confirmed to be inaccurate or misleading, or verified to be invalid or have been revoked;

(2)	The Guarantor breaches of any item under Article 4 herein;

(3)	The Guarantor winds up, stops production, is under restructuring, liquidation, receivership or trusteeship, is dissolved or bankrupt, or has its business license revoked or cancelled;

(4)	The Guarantor is dead or declared dead;

(5)	The Guarantor transfers or tries to transfer assets by excuse of change of marital relationship;

(6)	The financial status of the Guarantor worsens, or its operation is in great difficulty, or any event or circumstance adverse to its operation, financial status or repayment ability occurs;

(7)
The Guarantor or its controlling shareholder, actual controller or connected person is involved in major lawsuit or arbitration, or any of their major assets are seized, closed down, frozen or enforced compulsorily or suffers from any other measure with equivalent effect, or its legal representative, director, supervisor or officer is involved in lawsuit, arbitration or any other compulsory measure so that the repayment ability of the Guarantor is affected adversely; or

(8)	The Guarantor breaches of this Contract in any other way so that the normal performance of this Contract is affected, or engages in any other activity damaging the legitimate interest of the Lender.

2.	Disposal

Where any above event occurs, the Lender is entitled to declare the maturity of the period of occurrence of principal lender’s right and/or lender’s right, require the Guarantor to undertake guarantee liability or the Borrower to supplement the guarantee money, and ask the Guarantor to pay the penalty (the method for calculating penalty is shown in Article 7 herein). Where the penalty is insufficient to make up the losses of the Lender, the Guarantor shall compensate the total losses suffered by the Lender.

Article 6   Other Provisions

1.	Governing law

This Contract is governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan).

2.	Settlement of dispute

Any dispute in connection with this Contract shall be settled through amicable negotiation. Where negotiation fails, the dispute is subject to the non-exclusive jurisdiction of the people’s court in the place where the domicile of the Lender is. During the period of dispute, both parties shall continue to perform terms not in dispute.

3.	Miscellaneous

(1)
Where there is any inadequacy herein, both parties may negotiate to supplement in Article 7 herein or otherwise conclude written agreement as appendix to this Contract. Any appendix to this Contract (refer to Article 7 of this Contract) is an integral part of this Contract and has the same legal effect with this Contract.

(2)	Unless otherwise stated in this Contract, the terms and expressions under this Contract have the same meaning with those under the master contract.

Article 7   Essential Terms

1.	The master contract guaranteed by this Contract [corresponding to the Whereas clause herein]

(1)
The master contract is  concluded by the Borrower and the Lender on   or a series of contracts from March 31, 2011 to March 31, 2014. The Lender under this Contract is Shanghai Pudong Development Bank Huzhou Sub-branch under the master contract.

(2)	The Borrower under the master contract is Zhejiang Chisen Electric Co., Ltd. whose domicile is Changxing.

2.	The principal lender’s rights guaranteed by this Contract [corresponding to Article 1 herein]

The principal lender’s rights guaranteed under this Contract are one or more kinds of credit extensions provided by the Lender to the Borrower from March 31, 2011 to March 31, 2014.  (“the period of occurrence of lender’s rights), including but not limited to various kinds of loan and contingent liabilities formed due to the provision of bank acceptance, domestic L/C and paying on another’s behalf. The maximum balance of the principal lender’s rights during the period of occurrence of lender’s rights shall be RMB 40,000,000.00 (or equivalent foreign currency). Where the principal lender’s right is expressed in foreign currency, it shall be converted according to the exchange rate determined by the Lender.

3.	Settlement for breach [corresponding to Paragraph 2 of Article 5 herein]

Penalty: Equivalent to 1% of the principal lender’s rights.

4.	The appendices to this Contract include: [corresponding to Item 1 of Paragraph 3 of Article 6 herein]

(1)	.

(2)	.

(3)	.

(4)	.

(5)	.

5.	Other matters agreed upon by both parties [corresponding to Item 1 of Paragraph 3 of Article 6 herein]

6.	This Contract is in duplicate. The Guarantor and the Lender each hold one copy. Each copy has the same legal effect.

(No text below)

(This page is for signature with no text)

This Contract is signed by the following Guarantor and Lender on March 31,2011 The Guarantor confirms that upon the signature of this Contract, both parties have discussed all the terms of this Contract, have no doubt about any term of this Contract and have accurately comprehended the legal meaning of rights and lender’s rights of both parties and limitation or exclusion of liability.

The Guarantor:	The Lender:
Zhejiang Changxing Chisen	Special Seal for Corporate Banking of Shanghai
Xingguangyuan Co., Ltd. (seal)	Pudong Development Bank Huzhou Sub-branch (seal)

Legal or authorized representative (sign or seal) Legal or authorized representative (sign or seal)
(The above applies to legal person)

The Guarantor (sign)

Type and Number of Valid Identity Certificate

(The above applies to natural person)

Domicile:	Principal Place of Business:
Post Code:	Post Code:
Tel:	Tel:
Fax:	Fax:
Email:	Email:
Contact:	Contact:

Format of Letter of Commitment That the Spouse Agrees to Dispose of Common Properties (this format applies when the Guarantor is a natural person)

Appendix:

Letter of Commitment on Consent to Enforce Common Properties

                              No.

To Shanghai Pudong Development Bank           Branch/Sub-branch,

                    (I.D. card number:                       ) is the legal spouse of the Guarantor                  . For the purpose of the execution and performance of the Contract of Guarantee of Maximum Amount (No.           ), I hereby make the following commitment:

I’ve fully informed of the execution of the said Contract of Guarantee by     , agree with the execution and performance of the Contract, and agree that when the Guarantor undertakes guarantee liabilities under the Contract, the Lender is entitled to dispose of our common properties.

Promisor:
Dated:

Appendices:
1.	Copy of I.D. card
2.	Copy of marriage certificate

编号：

上海浦東發展銀行

SHANGHAI PUDONG DEVELOPMENT BANK

最高额保证合同

上海浦東發展銀行
SHANGHAI PUDONG DEVELOPMENT BANK
最高额保证合同

最高额保证合同

保 证 人：浙江长兴昌盛新光源有限公司

债 权 人：上海浦东发展银行股份有限公司湖州支行

鉴于：

为确保债务人全面、及时履行其在主合同（详情参见本合同第七条）项下各项义务，保障债权人债权的实现，保证人自愿为债务人在主合同项下的全部债务承担担保责任。

为明确合同双方的权利、义务，保证人与债权人经协商一致，特制订本合同，以资本合同双方共同恪守。

第一条 被担保的主债权

本合同项下被担保的主债权的详细情况由本合同第七条约定。

第二条 保证责任

1．保证范围

本合同项下的保证范围除了本合同所述主债权，还及于由此产生的利息（本合同所指利息包括利息、罚息和复利）、违约金、损害赔偿金、手续费及其他为签订或履行本合同而发生的费用、以及债权人实现担保权利和债权所产生的费用（包括但不限于处置费用、税费、诉讼费用、拍卖费、律师费、差旅费），以及主合同生效后，经债权人要求追加而未追加的保证金金额。

2．保证方式

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上海浦東發展銀行
SHANGHAI PUDONG DEVELOPMENT BANK
最高额保证合同

本合同项下的保证为连带责任保证。

保证人确认，当债务人未按主合同约定履行其债务时，无论债权人对主合同项下的债权是否拥有其他担保权利（包括但不限于保证、抵押、质押等担保方式），债权人均有权先要求保证人在其合同约定的保证范围内承担保证责任，而无须先要求其他担保人履行担保责任。

保证人在此明确放弃要求先履行债务人提供的物的担保的抗辩。

3．保证期间

保证期间为，按债权人对债务人每笔债权分别计算，自每笔债权合同债务履行期届满之日起至该债权合同约定的债务履行期届满之日后两年止。

保证人对债权发生期间内各单笔合同项下分期履行的还款义务分别承担保证责任，保证期间分别为各期债务履行期届满之日起，至该单笔合同最后一期还款期限届满之日后两年止。

本合同所称"到期"、"届满"包括债权人宣布提前到期的情形。

宣布提前到期的主债权为债权发生期间内全部或部分债权的，以其宣布的提前到期日为全部或部分债权的到期日，债权发生期间同时到期。

债权人与债务人就债务履行期达成展期协议的，保证期间至展期协议重新约定的债务履行期届满之日后两年止。展期无需再经保证人同意，保证人仍需承担连带保证责任。

4．主合同变更

债权人在本合同项下的权利和权益，不因债权人给予债务人任何宽限、任何延期还款、债权人与债务人对主合同的任何条款进行修改、变更或替换等情形而受任何影响。如发生上述情形，视为已征得保证人的事先同意，保证人的担保责任不因此而减免。

主合同为债权人向债务人提供开立信用证、开立保函或备用信用证业务的，债权人与债务人对主合同项下信用证、保函或备用信用证的任何修改，无需征得保证人的同意或另行通知保证人，该等修改视为已征得保证人的事先同意，保证人的担保责任不因此而减免。

第三条　陈述与保证

保证人向债权人作出如下陈述与保证：

（1）保证人系独立的法律主体，具备所有必要的权利能力，能以自身名义履行本合同的义务并独立承担民事责任。

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上海浦东发展银行
SHANGHAI PUDONG DEVELOPMENT BANK
最高额保证合同

（2）保证人有权签署本合同，并已完成签署本合同及履行其在本合同项下的义务所需的一切授权及批准。本合同各条款均是保证人的真实意思表示，对保证人具有法律约束力。

（3）保证人保证遵纪守法。本合同的签署和履行不违反保证人所应遵守的法律（本合同所指法律包括法律、法规、规章、地方性法规、司法解释）、章程、有权机关的相关文件、判决、裁决，也不与保证人已签署的任何合同、协议或承担的任何其他义务相抵触。

（4）保证人保证其出具的所有财务报表（如有）符合中国（不包括香港、澳门特别行政区和台湾地区）法律规定，报表真实、完整、公正地反映了保证人的财务状况，并且本合同所涉及的全部资料、文件信息均是真实、有效、准确、完整而无任何隐瞒的。

（5）保证人保证完成为本合同的有效并能合法履行所需的备案、登记或其他手续，并支付相关税项和费用。

（6）自最近一份经审计的财务报表出具以来，保证人的经营状况、财务状况没有发生重大不利变化。

（7）保证人已向债权人披露其所知或应当知道的、对债权人决定是否给予主合同项下融资重要的事实和状况。

（8）保证人确认，在本合同签署日及本合同履行期间内未发生且不会发生拖欠包括但不限于职工工资和医疗、伤残补助、抚恤费用和补偿金等现象。

（9）保证人保证不存在对保证人的履约能力造成或可能造成重大不利影响的情况或事件。

第四条　约定事项

1．保证人承诺

（1）保证人承诺，在未经债权人书面同意之前，不采取下列行为：

①出售、赠与、出租、出借、转移、抵押、质押或以其他方式处分其重大资产的全部或大部分。

②经营体制或产权组织形式发生重大变化，包括但不限于发生承包、租赁、联营、公司制改造、股份制改造、股权转让、合并（或兼并）、合资（或合作）、分立、子公司设立、产权转让以及减资等。

③修改公司章程，改变公司经营范围或主营业务。

④为第三方提供保证，并因此而对其财务状况或履行本合同项下义务的能力产生了

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上海浦東發展銀行
SHANGHAI PUDONG DEVELOPMENT BANK
最高额保证合同

重大不利影响。

⑤申请重整、破产或解散公司。

⑥签署对保证人履行本合同项下义务的能力有重大不利影响的合同/协议或承担具有这一影响的有关义务。

（2）保证人承诺，当出现下述事件，保证人将于该事件发生之日立即通知债权人，并在该事件发生之日起五（5）个银行营业日内将相关通知原件（非自然人需加盖公章，自然人需经签署）送达债权人：

①发生了有关事件导致保证人在本合同中所做的陈述与保证成为不真实、不准确的。

②保证人或其控股股东、实际控制人或其关联人涉及诉讼、仲裁或其资产被扣押、查封、冻结、强制执行或被采取了具有同样效力的其他措施，或其法定代表人、董事、监事、高级管理人员涉及诉讼、仲裁或其他强制措施的。

③保证人的法定代表人或其授权代理人、负责人、主要财务负责人、通讯地址、企业名称、办公场所等事项发生变更，或保证人变更住所地、经常居住地、变更工作单位、长期离开所居住城市、变更姓名或在收入水平方面发生不利变化的。

④被其他债权人申请重整、破产或被上级主管单位撤销的。

（3）保证人承诺，在本合同的签署和履行过程中，将随时根据债权人的要求配合提供相应的财务资料或收入证明。

（4）主合同为债权人向债务人提供开立信用证、开立保函或备用信用证业务的，保证人承诺，当债务人未按要求补足保证金（包括提前补足）时，由保证人承担连带补足保证金的责任。保证人补足保证金不免除其依据本合同所应承担的保证责任。因保证人依据本合同履行补足保证金责任时所发生的任何损失（包括利息损失）均由保证人自行承担。

（5）保证人确认，在债务人向债权人清偿主合同项下所有债务之前，保证人不得向债务人行使因履行本合同所享有的追偿权及相关权利。

（6）债务人提前偿还全部或部分债务或者债务人对债权人进行个别清偿的，保证人对该提前还款或个别清偿被撤销后形成的债权人对债务人的债权继续承担连带保证责任。

2．扣划约定

（1）保证人有到期应付债务或应补足保证金时，授权债权人直接扣划保证人在上海浦东发展银行开立的任一账户中的资金用于清偿到期应付债务或补足保证金。

（2）除非国家有权机构另有规定，扣划所得款项清偿应付债务时的顺序应当首先用于

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最高额保证合同

清偿保证人和债务人到期未付的费用，再用于清偿到期未付的利息，最后用于清偿到期未付本金。同时有多笔债权到期未付的，由债权人决定债权的清偿顺序。

（3）扣划所得款项与需清偿的币种不一致的，债权人有权按照自行确定的相关汇率结/购汇偿还，汇率风险由保证人自行承担。

3．债权证明

保证人所担保的债权的有效凭证以债权人按自身业务规定出具和记载的会计凭证为准。

4．通知及送达

（1）本合同一方发往另一方的通知，均应发往本合同签署页列明的地址，直到另一方书面通知更改该地址为止。只要按上述地址发送，则视为在下列日期送达：如是信函，则为按主要营业地址（法人及其分支机构、其他经济组织）或住所地（自然人）挂号寄发后的第七（7）个银行营业日；如果是专程送达，则为收件人签收之日；如果为传真或电子邮件，则为传真或电子邮件发送之日。**但向债权人发出或交付的所有通知、要求或其它通讯均须在债权人实际收到时被视为已经送达。且以传真方式或电子邮件方式向债权人发出的所有通知、要求须于事后将原件（非自然人需加盖公章，自然人需经签署）以当面送交或邮寄于债权人的方式加以确认。**

（2）保证人同意，对其提起任何诉讼而发出的传票和通知，只要发送至本合同签署页列明的住所地，即视为送达。上述地址的变更非经提前书面通知债权人，对债权人不生效。

5．生效、变更和解除

（1）本合同由保证人及债权人双方加盖公章并由双方法定代表人/负责人或授权代理人签字或盖章后生效（如保证人为自然人的，则其仅需签字），至本合同项下被担保的债权全部清偿完毕后终止。

（2）本合同的效力独立于主合同的效力，不因主合同的无效或被撤销而无效或可被撤销。

（3）本合同生效后，合同双方任何一方不得擅自变更或提前解除本合同。如本合同需要变更或解除时，应经本合同双方协商一致，并达成书面协议。

第五条　违约事件及处理

1．违约事件

有下列情况之一的，即构成保证人对债权人的违约：

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上海浦東發展銀行
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最高额保证合同

①保证人在本合同中作出的任何陈述、说明、保证或在任何依本合同规定而作出的或与本合同有关的通知、授权、批准、同意、证书及其他文件在作出时不正确或具误导性，或已被证实为不正确或具误导性，或被证实为已失效或被撤销或没有法律效力。

②保证人违反本合同第四条任一约定事项。

③保证人停业、停产、歇业、停业整顿、重整、清算、被接管或托管、解散、营业执照被吊销或被注销或破产的。

④保证人为自然人，死亡或被宣告死亡的。

⑤保证人假借婚姻关系变更转移资产或者试图转移资产的。

⑥保证人财务状况恶化，经营出现严重困难，或发生对其正常经营、财务状况或偿债能力产生不利影响的事件或情况。

⑦保证人或其控股股东、实际控制人或其关联人涉及重大诉讼、仲裁或其重大资产被扣押、查封、冻结、强制执行或被采取了具有同样效力的其他措施，或其法定代表人、董事、监事、高级管理人员涉及诉讼、仲裁或其他强制措施导致对保证人的偿债能力产生不利影响的。

⑧保证人有其他违反本合同的足以妨碍本合同正常履行的行为，或其他损及债权人正当利益的行为。

2．违约处理

如发生上款所述任一违约事件，债权人有权宣布主债权及/或债权发生期间提前到期，有权要求保证人承担保证责任或者要求债务人补足保证金，并要求保证人支付违约金（违约金的计算方式参见本合同第七条）。违约金不足以弥补债权人所受损失的，保证人应赔偿债权人由此遭受的全部损失。

第六条　其他条款

1．适用的法律

本合同适用中华人民共和国（不包括香港、澳门特别行政区和台湾地区）法律。

2．争议的解决

有关本合同的一切争议可通过友好协商解决；协商不成的，债权人住所地的人民法院享有非排他性的司法管辖权。争议期间，各方仍应继续履行未涉争议的条款。

3．杂项

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最高额保证合同

（1）本合同未尽事宜需要补充的，双方可约定并记载于本合同第七条中。也可以另行达成书面协议，作为本合同的附件。本合同附件（详见本合同第七条）是本合同不可分割的组成部分，与本合同正文具有同等的法律效力。

（2）除非在本合同中另有特别说明，本合同中相关用语和表述与主合同具有相同的含义。

第七条　合同要素条款

1．本合同所担保的主合同【对应本合同鉴于条款】

(1)主合同为债务人与债权人于 / 年 / 月 / 日签署的《 / 》【编号： / 】或在2011年3月31日至2014年3月31日止的期间内连续签署的一系列合同。本合同项下债权人即主合同中所称之上海浦东发展银行股份有限公司湖州长兴支行

（2）主合同项下债务人为：浙江昌盛电气有限公司，住所地为：长兴。

2．本合同所担保的主债权【对应本合同第一条】

本合同项下被担保的主债权为，依据主合同，债权人在2011年3月31日至2014年3月31日的期间（即本合同所称"债权发生期间"）内，向债务人连续提供的一类或几类授信，包括但不限于各类贷款及因提供银行承兑汇票、国内信用证及代付中间业务名称）而形成的各类或有负债。前述主债权余额在债权发生期间内以最高不超过人民币（币种）肆仟万元正 / 元整（大写）（或等值其他币种）为限。主债权如为其他币种的，按债权人自行确定的相关汇率进行换算。

3．违约处理【对应本合同第五条第2款】

违约金：相当于主债权的百分之壹（大写）或 /

4．本合同的附件包括：【对应本合同第六条第3款第（1）项】

（1）《 / 》。

（2）《 / 》。

（3）《 / 》。

（4）《 / 》。

（5）《 / 》。

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SHANGHAI PUDONG DEVELOPMENT BANK
最高额保证合同

5．双方约定的其他事项【对应本合同第六条第3款第（1）项】

/

6．本合同正本一式__贰__份，其中保证人执__壹__份、债权人执__壹__份、__/__执__/__份，其法律效力相同。

（本页以下无正文）

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SHANGHAI PUDONG DEVELOPMENT BANK
最高额保证合同

（本页为签署页，无正文）

本合同由下述保证人及债权人于 2011 年 3 月 31 日签署。保证人确认，在签署本合同时，双方已就全部条款进行了详细地说明和讨论，双方对合同的全部条款均无疑义，并对当事人有关权利义务和责任限制或免除条款的法律含义有准确无误的理解。

保证人（公章）

法定代表人或授权代理人（签字或盖章）

（以上法人适用）

保证人（签字）

有效身份证件种类及编号：

（以上自然人适用）

住所地：

邮编：

电话：

传真：

电子邮件：

联系人：

债权人（公章）

负责人或授权代理人（签字或盖章）

主要营业地址：

邮编：

电话：

传真：

电子邮件：

联系人：

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上海浦東發展銀行
SHANGHAI PUDONG DEVELOPMENT BANK
最高额保证合同

配偶同意处分共同财产的承诺函格式（保证人为自然人时适用）：

附件：

关于同意执行共同财产的承诺函

编号：

致：上海浦东发展银行　　　　分/支行，

__________（身份证号：____________________），现为保证人__________之合法配偶。为《最高额保证合同》（编号：______________）之签署和履行，特在此作出以下承诺：

本人对________签署前述之保证合同事宜已充分知悉，本人同意该保证合同的签署及履行，并愿意根据该合同的约定，在发生保证人依据保证合同承担保证责任时，债权人有权处分共同财产。

承诺人：

______年____月____日

附件：

1、身份证复印件。

2、结婚证复印件。

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